UACSC 99-C

                          UNION ACCEPTANCE CORPORATION
                                   (Servicer)
                                   May 2000

NOTE BALANCE RECONCILIATION                                                    DOLLARS
                                                    CLASS A-1       CLASS A-2        CLASS A-3        CLASS A-4         CLASS B
                                                  -------------    -------------    -------------    -------------   -------------
Original Note Balances                            72,500,000.00    94,500,000.00    88,000,000.00    95,200,000.00   14,591,551.00
Beginning Period Note Balances                                -    80,538,706.23    88,000,000.00    95,200,000.00   14,591,551.00
Principal Collections - Scheduled Payments                    -     4,060,418.88                -                -               -
Principal Collections - Payoffs                               -     3,419,548.25                -                -               -
Principal Withdrawal from Payahead                            -         1,319.61                -                -               -
Gross Principal Charge Offs                                   -       788,931.80                -                -               -
Repurchases                                                   -         4,453.15                -                -               -
Accelerated Principal                                         -                -                -                -               -
Principal shortfall, up to Accelerated Principal              -                -                -                -               -
Total Principal to be Distributed                             -     8,274,671.69                -                -               -
                                                  -------------    -------------    -------------    -------------   -------------
Ending Note Balances                                          -    72,264,034.54    88,000,000.00    95,200,000.00   14,591,551.00
                                                  =============    =============    =============    =============   =============

Note Factor                                                   -        0.7646988        1.0000000        1.0000000       1.0000000
Interest Rate                                            5.4730%          6.1900%          6.6100%           6.820%          7.050%

NOTE BALANCE RECONCILIATION                                          NUMBERS
                                                      TOTAL
                                                   --------------     ------
Original Note Balances                             364,791,551.00     24,594
Beginning Period Note Balances                     278,330,257.23     20,750
Principal Collections - Scheduled Payments           4,060,418.88
Principal Collections - Payoffs                      3,419,548.25        385
Principal Withdrawal from Payahead                       1,319.61
Gross Principal Charge Offs                            788,931.80         58
Repurchases                                              4,453.15          2
Accelerated Principal                                           -
Principal shortfall, up to Accelerated Principal                -
Total Principal to be Distributed                    8,274,671.69
                                                   --------------     ------
Ending Note Balances                               270,055,585.54     20,305
                                                   ==============     ======


Note Factor                                             0.7403011
Interest Rate                                              6.3476%

PRINCIPAL BALANCE RECONCILIATION

Original Principal Balance                                       364,791,551.99
Beginning Period Principal Balance                               287,450,047.00
Principal Collections - Scheduled Payments                         4,060,418.88
Principal Collections - Payoffs                                    3,419,548.25
Principal Withdrawal from Payahead                                     1,319.61
Gross Principal Charge Offs                                          788,931.80
Repurchases                                                            4,453.15
                                                                 --------------
Ending Principal Balance                                         279,175,375.31
                                                                 ==============
Ending Note Balances                                             270,055,585.54
                                                                 ==============
Tail not sold                                                              0.99
                                                                 ==============
Cumulative Accelerate Principal                                    9,119,788.78
                                                                 ==============


CASH FLOW RECONCILIATION

Principal Wired                                                    7,483,064.53
Interest Wired                                                     3,044,455.67
Withdrawal from Payahead Account                                       2,010.31
Repurchases (Principal and Interest)                                   4,523.12
Charge Off Recoveries                                                311,387.72
Interest Advances                                                    100,243.51
Collection Account Interest Earned                                    38,647.17
Spread Account Withdrawal                                                     -
Policy Draw for Principal or Interest                                         -
                                                                 --------------

Total Cash Flow                                                   10,984,332.03
                                                                 ==============

TRUSTEE DISTRIBUTION (6/8/00)

Total Cash Flow                                                   10,984,332.03
Unrecovered Advances on Defaulted Receivables                         26,330.89
Servicing Fee (Due and Unpaid)                                         8,195.10
Interest to Class A-1 Noteholders, including any overdue amounts              -
Interest to Class A-2 Noteholders, including any overdue amounts     415,445.49
Interest to Class A-3 Noteholders, including any overdue amounts     484,733.33
Interest to Class A-4 Noteholders, including any overdue amounts     541,053.33
Interest to Class B Noteholders, including any overdue amounts        85,725.36
Principal to Class A-1 Noteholders, including any overdue amounts             -
Principal to Class A-2 Noteholders, including any overdue amounts  8,274,671.69
Principal to Class A-3 Noteholders, including any overdue amounts             -
Principal to Class A-4 Noteholders, including any overdue amounts             -
Principal to Class B Noteholders, including any overdue amounts               -
Insurance Premium                                                     31,157.53
Interest Advance Recoveries from Payments                             55,951.96
Unreimbursed draws on the Policy for Principal or Interest                    -
Deposit to Payahead                                                    3,557.64
Payahead Account Interest to Servicer                                    193.84
Excess                                                             1,057,315.87
                                                                 --------------

Net Cash                                                                      -
                                                                 ==============

Servicing Fee Retained from Interest Collections                     231,346.61

SPREAD ACCOUNT RECONCILIATION

Original Balance                                                     911,978.88
Beginning Balance                                                  1,852,947.87
Trustee Distribution of Excess                                     1,057,315.87
Interest Earned                                                        9,045.84
Spread Account Draws                                                          -
Reimbursement for Prior Spread Account Draws                                  -
Distribution of Funds to Servicer                                   (183,372.94)
                                                                 --------------
Ending Balance                                                     2,735,936.64
                                                                 ==============

Required Balance                                                   2,735,936.64


FIRST LOSS PROTECTION AMOUNT RECONCILIATION

Original Balance                                                  14,591,662.08
Beginning Balance                                                  1,416,314.89
Reduction Due to Spread Account                                     (591,458.42)
Reduction Due to Accelerated Principal                                        -
Reduction Due to Principal Reduction                                (299,591.24)
                                                                 --------------
Ending Balance                                                       525,265.23
                                                                 ==============

First Loss Protection Required Amount                                525,265.23
First Loss Protection Fee %                                                2.00%
First Loss Protection Fee                                                904.62



POLICY RECONCILIATION

Original Balance                                                 364,791,551.00
Beginning Balance                                                278,288,684.85
Draws                                                                         -
Reimbursement of Prior Draws                                                  -
                                                                 --------------
Ending Balance                                                   278,288,684.85
                                                                 ==============

Adjusted Ending Balance Based Upon Required Balance              269,077,953.02
                                                                 ==============
Required Balance                                                 269,077,953.02

PAYAHEAD RECONCILIATION

Beginning Balance                                                     40,347.49
Deposit                                                                3,557.64
Payahead Interest                                                        193.84
Withdrawal                                                             2,010.31
                                                                 --------------
Ending Balance                                                        42,088.66
                                                                 ==============

CURRENT DELINQUENCY
                                              PRINCIPAL       % OF ENDING
# PAYMENTS DELINQUENT           NUMBER         BALANCE        POOL BALANCE
---------------------           ------         -------        ------------
1 Payment                         362       4,766,077.35           1.71%
2 Payments                        179       2,452,480.99           0.88%
3 Payments                        69          914,524.72           0.33%
                                  ---       ------------           ----
Total                             610       8,133,083.06           2.91%
                                  ===       ============



DELINQUENCY RATE (60+)
                                                                 RECEIVABLE
                                              END OF PERIOD     DELINQUENCY
PERIOD                         BALANCE         POOL BALANCE        RATE
--------                    ------------      --------------    -----------
Current                     3,367,005.71      279,175,375.31       1.21%
1st Previous                3,147,112.88      287,450,047.00       1.09%
2nd Previous                3,071,231.44      294,939,828.07       1.04%


NET LOSS RATE

                                                                                                       DEFAULTED
                                                     LIQUIDATION      AVERAGE                           NET LOSS
PERIOD                                  BALANCE       PROCEEDS     POOL BALANCE                      (ANNUALIZED)
------                                  -------       --------     ------------                      ------------
Current                                 788,931.80   311,387.72     283,312,711.16                         2.02%
1st Previous                            923,028.20   353,502.66     291,194,937.54                         2.35%
2nd Previous                            855,883.93   419,668.68     299,267,355.72                         1.75%

Gross Cumulative Charge Offs          5,851,997.90                  Number of Repossessions                  45
Gross Liquidation Proceeds            1,928,424.11                  Number of Inventoried Autos EOM         126
Net Cumulative Loss Percentage                1.08%                 Amount of Inventoried Autos EOM  860,282.00
Net Cumulative Loss Percentage
  (adjusted for estimated
 future Liquidation Proceeds)                 0.84%
Trigger                                       1.50%
Status                                         OK



DATE: June 6, 2000                           /s/ Ashley Vukovits
                                             ---------------------------------
                                             ASHLEY VUKOVITS
                                             FINANCE OFFICER